Exhibit 99.1



                               FORD MOTOR COMPANY

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, William Clay Ford, Jr., the Chairman of the Board and Chief Executive Officer of Ford Motor Company (the "Company"), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/William Clay Ford, Jr.
                                            -------------------------------
                                            William Clay Ford, Jr.
                                            Chairman of the Board and
                                              Chief Executive Officer

Dated:  August 12, 2002